Exhibit 99.1
Carbonite to Acquire EVault from Seagate Technology

BOSTON, MA – December 16, 2015 – Carbonite, Inc. (NASDAQ: CARB), a leading provider of cloud and hybrid business continuity solutions for small and midsize businesses (SMBs), today announced it has entered into an agreement to acquire the business continuity and disaster recovery business of EVault, a division of Seagate Technology (NASDAQ: STX).
EVault is a leading provider of business continuity and disaster recovery solutions designed for SMBs and small enterprises. Together with Carbonite’s highly successful line of data protection and recovery products for small businesses and individuals, the company will now provide a full suite of solutions that are cost-effective, easy to use and meet the needs of all SMBs, a market estimated by Carbonite at $13 billion dollars in the U.S. and over $40 billion worldwide.
“With this acquisition, Carbonite is taking a big step forward in meeting the data protection and business continuity needs of the entire SMB market from home offices to medium-sized businesses,” said Mohamad Ali, President and CEO of Carbonite. “EVault’s proven technology, which includes a line of highly scalable appliances and advanced disaster recovery as a service (DRaaS) capabilities, enables us to round out our portfolio and immediately provide the features and functionality larger businesses require to support their complex environments.”
As part of the acquisition, EVault, recently named a “Major Player” in the DRaaS market by industry analyst firm IDC, adds the following products to the Carbonite solution suite:

•	EVault Cloud Backup and Recovery - software-only solution for server backup

•	EVault Backup and Recovery Appliance - all the benefits of EVault Cloud Backup and Recovery with an appliance form factor for local backup and restore

•	EVault Cloud Resiliency Services - DRaaS services providing failover in the cloud
“We are excited to combine two powerful, best-of-breed product portfolios to meet the needs of all SMBs” said Anthony Folger, Chief Financial Officer at Carbonite. “We expect the acquisition will be accretive to non-GAAP net income per share in year one and will result in more than 50% of Carbonite’s total bookings coming from the sale of SMB products in 2016.” Added Folger, “Our strong cash position and ability to efficiently deploy capital was extremely advantageous in our ability to make this opportunistic and strategic acquisition.”

Transaction Details
Carbonite has entered into an agreement to acquire substantially all of the assets of EVault’s operations for a purchase price of $14 million in cash. The company expects to complete the acquisition of the North American assets of EVault in January of 2016, subject to customary closing conditions, and expects to complete the acquisition of the European Union assets of EVault in the first quarter of 2016, subject to applicable laws, compliance requirements and customary closing conditions.
Foley & Lardner LLP and Eversheds LLP acted as legal advisors, William Blair & Company, LLC, acted as lead financial advisor to Carbonite. Wilson Sonsini Goodrich & Rosati and Baker & Mackenzie LLP acted as legal advisors for Seagate Technology.

Conference Call and Webcast Information
In conjunction with this announcement, Carbonite will host a conference call on Wednesday, December, 16, 2015 at 8:30 a.m. EDT to discuss the expected acquisition. This call will be webcast live and can be found in the investor relations section of the Company's website at http://investor.carbonite.com. The conference call can also be accessed by dialing (877) 303-1393 in the United States or (315) 625-3228 internationally with the passcode 9793593.
Following the completion of the call, a recorded replay will be available on the company’s website, http://investor.carbonite.com, under “Events & Presentations” through December 16, 2016.

Non-GAAP Financial Measures
This press release contains non-GAAP financial measures including non-GAAP net income per share. Non-GAAP net income per share excludes amortization expense on intangible assets, stock-based compensation expense, litigation-related expense, restructuring-related expense, acquisition-related expense, hostile takeover-related expense, and CEO transition expense.

The Company believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods and uses these measures in financial reports prepared for management and the Company’s board of directors. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software-as-a-service companies, many of which present similar non-GAAP financial measures to investors.
The Company does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant items that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management. These non-GAAP financial measures, as well as the other information in this press release, should be read in conjunction with the Company’s financial statements filed with the SEC.

Cautionary Language Concerning Forward-Looking Statements
These slides and the accompanying oral presentation contain "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the Company's views as of the date they were first made based on the current intent, belief or expectations, estimates, forecasts, assumptions and projections of the Company and members of our management team. Words such as "expect," "anticipate," "should," "believe," "hope," "target," "project," "goals," "estimate," "potential," "predict," "may," "will," "might," "could," "intend," variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Those statements include, but are not limited to, statements regarding guidance on our future financial results and other projections or measures of future performance, (i) the Company’s ability to complete the acquisition of assets of EVault; (ii) the expected future results of the acquisition of EVault, including revenues, non-GAAP EPS and growth rates; (iii) the Company’s ability to successfully integrate EVault’s business; and (iv) the Company’s expectations regarding its future performance. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company's control. The Company's actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including, but not limited to, the Company's ability to profitably attract new customers and retain existing customers, including the customers of EVault, the Company's dependence on the market for cloud backup services, the Company's ability to manage growth, and changes in economic or regulatory conditions or other trends affecting the Internet and the information technology industry. These and other important risk factors are discussed under the heading "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 filed with the Securities and Exchange Commission, which is available on www.sec.gov. Except as required by law, we do not undertake any obligation to update our forward-looking statements to reflect future events, new information or circumstances.

About Carbonite
Carbonite (Nasdaq:CARB) is a leading provider of cloud and hybrid business continuity solutions for small and midsized businesses. Together with our partners, we support more than 1.5 million individuals and small businesses around the world who rely on us to ensure their important data is protected, available and useful. To learn more about the cloud solutions voted #1 by PC Magazine readers, as well as our partner program and our award-winning customer support, visit us at Carbonite.com.

Investor Relations Contact:
Emily Walt
Carbonite
617-927-1972
investor.relations@carbonite.com

Media Contact:
Megan Wittenberger
Carbonite
617-421-5687
media@carbonite.com